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                                                                  EXHIBIT 10.3-2


                                SECOND AMENDMENT


         THIS SECOND AMENDMENT, dated as of December 30, 1998 (this "Second Amendment"), among REGAL CINEMAS, INC., a Tennessee corporation (the "Borrower"), the various financial institutions identified on the signature pages hereto and party to the Existing Credit Agreement (as defined below) (collectively, the "Lenders"), THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions party to the Existing Credit Agreement, NATIONSBANC MONTGOMERY SECURITIES as successor by merger to BANCAMERICA ROBERTSON STEPHENS, as syndication agent for the financial institutions party to the Existing Credit Agreement, and THE CHASE MANHATTAN BANK, as documentation agent for the financial institutions party to the Existing Credit Agreement.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain Credit Agreement, dated as of May 27, 1998 and amended as of August 26, 1998 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrower, the Lenders and the Agents desire and are willing, upon the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement with respect to the definition of "Applicable Margin" as it relates to Term A Loans and Revolving Loans for the period from January 1, 1999 through June 30, 1999;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                     PART I

                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals,

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have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended by this Second Amendment.

                  "Borrower" is defined in the preamble.

                  "Effective Date" is defined in Subpart 4.1.

                  "Existing Credit Agreement" is defined in the first recital.

                  "Lender" defined in the preamble.

                  "Second Amendment" is defined in the preamble.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals, have the meanings ascribed thereto in the Existing Credit Agreement.


                                     PART II

                         AMENDMENTS TO CREDIT AGREEMENT

         SUBPART 2.1. Amendments to Section 1.1 (Defined Terms). Effective on (and subject to the occurrence of) the Effective Date,

                  (a) the term "Applicable Commitment Fee" set forth in Section
         1.1 of the Existing Credit Agreement is hereby amended to insert in clause (a) thereof immediately after the table and prior to the word "and" a proviso reading as follows:

                  provided, however, that the Applicable Commitment Fee shall, for the period commencing on (and including) January 1, 1999 and continuing through (but excluding) July 1, 1999, be 0.425%;

and

                  (b) the term "Applicable Margin" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to insert in clause (a) thereof immediately after the table a proviso reading as follows:


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                  provided, however, that with respect to any Revolving Loan bearing interest at the LIBO Rate and any Term A Loan bearing interest at the LIBO Rate, the Applicable Margin shall, for the period commencing on (and including) January 1, 1999 and continuing through (but excluding) July 1, 1999, be 2.250%;


                                    PART III

                         REPRESENTATIONS AND WARRANTIES

         SUBPART 3.1. Representations and Warranties. The Borrower hereby represents and warrants that: (a) the execution, delivery and performance by it of this Second Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and (i) do not contravene its Organizational Documents, (ii) do not contravene any material Applicable Law or any Material Contractual Undertaking binding on or affecting it and (iii) do not result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under the terms of any material Contractual Undertaking to which the Borrower or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery of this Second Amendment or for the performance of the Amended Credit Agreement; and (c) this Second Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability, to the effect of (i) any applicable bankruptcy, insolvency, moratorium, reorganization or similar law affecting creditors' rights generally and (ii) the effect of general principles of equity.

                                     PART IV

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1 Effective Date and Conditions. This Second Amendment shall be and become effective as of December 30, 1998 (the "Effective Date"), provided that each of the conditions set forth in Subparts 4.1.1 through 4.1.2 shall have been fulfilled to the satisfaction of the Agents:

         SUBPART 4.1.1. Executed Second Amendment. The Administrative Agent shall have received one or more counterparts of this Second Amendment duly executed and delivered by (x) an Authorized Officer of the Borrower and each Agent and (y) Lenders comprising the Required Lenders.

         SUBPART 4.1.2. Compliance with Warranties, etc. The representations and warranties set forth in this Second Amendment shall be true and correct in all material respects as of the


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Effective Date. The Administrative Agent shall have received a certificate dated the Effective Date from a Responsible Officer of the Borrower to the foregoing effect.

         SUBPART 4.2. Expiration. If the Effective Date shall not have occurred on or prior to December 31, 1998, the agreements of the parties contained in this Second Amendment shall terminate effective immediately on such date and without any further action.


                                     PART V

                            MISCELLANEOUS PROVISIONS

         SUBPART 5.1. Cross-References. References in this Second Amendment to any Subpart are, unless otherwise specified, to such Subpart of this Second Amendment.

         SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Second Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the provisions of the Existing Credit Agreement, including Article X thereof.

         SUBPART 5.3. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.4. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

         SUBPART 5.5. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 5.6. Payment of Fees and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for all its reasonable and documented fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and related documents, including all reasonable itemized fees and out of pocket expenses of a single primary counsel to the Administrative Agent.


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         SUBPART 5.7. Execution in Counterparts. This Second Amendment may be
executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                       REGAL CINEMAS, INC.



                                       By: /s/ D. MARK MONROE

                                          --------------------------------------
                                          Title: Vice President & Treasurer

                                       Address: 7132 Commercial Park Drive
                                                Knoxville, Tennessee  37918

                                       Facsimile No.: (423) 922-6085

                                       Attention: Vice President and Treasurer


                                       with copies to:

                                       Hicks, Muse, Tate & First Incorporated
                                       200 Crescent Court
                                       Suite 1600
                                       Dallas, Texas 75201

                                       Facsimile No.: 214-720-7888
                                       Attention: Lawrence D. Stuart, Jr. and
                                                  Patrick K. McGee


                                       Kohlberg Kravis Roberts & Co., L.P.
                                       9 West 57th Street
                                       New York, N.Y. 10022

                                       Facsimile No.: 212-750-0003
                                       Attention: Alexander Navab, Jr.




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                                       AGENTS:

                                       THE BANK OF NOVA SCOTIA, as the
                                             Administrative Agent


                                       By: /s/ GARY MCDONOUGH
                                          --------------------------------------
                                          Title: Senior Relationship Manager

                                       Address: One Liberty Plaza
                                                New York, New York  10006

                                       Facsimile No.:  (212) 225-5090
                                       Attention: Eric Knight and
                                                  Stuart Malakoff


                                       NATIONSBANC MONTGOMERY SECURITIES
                                          LLC, as the Syndication Agent


                                       By: /s/ BRADFORD JONES
                                          --------------------------------------
                                          Title: Vice President

                                       Address: 335 Madison Avenue
                                                6th Floor
                                                New York, New York  10017

                                       Facsimile No.:  (212) 503-7502
                                       Attention:  Michael O'Brien


                                       THE CHASE MANHATTAN BANK, as the
                                          Documentation Agent


                                       By: /s/ KATHRYN A. DUNCAN
                                          --------------------------------------
                                          Title: Vice President

                                       Address: 270 Park Avenue
                                                4th Floor
                                                New York, New York  10017

                                       Facsimile No.:  (212) 270-1063
                                       Attention: John Sorice